SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C.  20549


                            FORM 8-K

                ________________________________

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                Date of Report: November 19, 1997
                (Date of earliest event reported)

                ________________________________


                     GENCOR INDUSTRIES, INC.
     (Exact name of registrant as specified in its charter)

                ________________________________



     Delaware                 0-3821              59-0933147
(State or other     (Commission File Number)      (IRS Employer
jurisdiction of                                   Identification
incorporation or                                  No.)
organization)


     5201 NORTH ORANGE BLOSSOM TRAIL, ORLANDO, FLORIDA 32810
       (Address of principal executive offices, zip code)

                         (407) 290-6000
      (Registrant's telephone number, including area code)














ITEM 5.  OTHER EVENTS.

     Gencor Industries, Inc., a Delaware corporation ("Gencor" or "Registrant"), has completed the acquisition of ACP Holdings PLC and its subsidiaries (collectively, "ACP"), a United Kingdom-based designer and manufacturer of heavy machinery for the road construction and quarrying industries with manufacturing operations in Leicester, England and Brisbane, Australia. ACP is one of the largest exporters in the United Kingdom for this type of construction machinery and related products. ACP has developed markets all over the world including Australia, China, Thailand, Malaysia, Southern Europe, Africa, the Middle East and the Meditteranean. Glenn Dalby, ACP's founder and chief executive officer, will continue to serve as chief executive officer of ACP, which changed its name as of the effective date of the transaction to Gencor ACP Limited. The transaction was a cash and stock deal.

     Gencor obtained the funds to fund the acquisition and finance their operations from Credit Lyonnais, New York Branch acting for itself and as agent ("Agent") for certain other financial institutions pursuant to its $117.75 million senior secured credit facility. To secure the indebtedness under the facility, Gencor and its subsidiaries have granted Agent security interests in all of the acquired companies and their assets. The credit agreement contains certain restrictions and covenants which may be waived by the Agent. The restrictions and covenants contain a prohibition generally on mergers, consolidations and acquisitions; a prohibition generally on the sale or transfer of assets other than in the ordinary course of business; a prohibition generally on the financing of additional indebtedness; certain restrictions on permissible investments, capital expenditures and leases; and certain covenants regarding Gencor's compliance with certain financial ratios - (e.g. EBIDTA, total debt and interest expense).

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     10.24     Revolving Notes









                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GENCOR INDUSTRIES, INC.
                                (Registrant)


Date:  November 19, 1997      By:
                                   John E. Elliott
                                   Executive Vice-President

















































THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

                      REVOLVING CREDIT NOTE



$16,433,198.39                                    November 10, 1997


          FOR VALUE RECEIVED, the undersigned, GENCOR INDUSTRIES, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of Credit Lyonnais Atlanta Agency (the "Lender") at the office of Credit Lyonnais New York Branch, located at 1301 Avenue of the Americas, New York, New York 10019, in lawful money of the United States of America and in immediately available funds, on the Termination Date the principal amount of sixteen million four hundred thirty three thousand one hundred ninety eight and 39/100 dollars ($16,433,198.39), or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to subsection 3.1 of the Credit Agreement (as hereinafter defined). This Revolving Credit Note (this "Note") shall exist contemporaneously with another Revolving Credit Note (the "New York Revolving Note") payable to the order of Credit Lyonnais New York Branch issued pursuant to the terms of the Credit Agreement; provided, however, that the aggregate principal amount under both this Note and the New York Revolving Note shall not exceed sixteen million four hundred thirty three thousand one hundred ninety eight and 39/100 dollars ($16,433,198.39) at any time.

          The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsections 5.2 and 5.4 of the Credit Agreement.

          The holder of this Note is authorized to record on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Revolving Credit Loan made by it pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto; provided that the failure to make any such recordation (or any error therein) shall not affect the obligations of the Borrower to repay the Revolving Credit Loans under the terms of the Credit Agreement or this Note.

          This Note (a) is one of the Revolving Credit Notes referred to in the Credit Agreement, dated as of December 10, 1996 and amended as of February 4, 1997 and October 15, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Gencor Industries, Inc., a Delaware corporation, as Borrower, the Lender, the other banks and financial institutions from time to time parties thereto, Credit Lyonnais New York Branch as the Issuing Bank for the Letters of Credit, and Credit Lyonnais New York Branch, as agent, (b) is subject to the provisions of the Credit Agreement, and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

          Upon the occurrence of any one or more of the Events of Default (as defined in the Credit Agreement), all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

          The Borrower hereby waives presentment, demand, protest and all other notices of any kind (except as otherwise provided in the Credit Agreement).

          Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND
INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF
NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF PROVISIONS
THEREOF.

                                   GENCOR INDUSTRIES, INC.



                                   By:
                                   Name:
                                   Title:











STATE OF            )
                    )
COUNTY OF           )


          On the ____ day of November in the year 1997, before me personally came person signing to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same.



                                   ___________________________
                                   Notary Public











































                           Schedule A
                    to Revolving Credit Note



      LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS


[CAPTION]


                                                  Amount of
                                     Amount of    Principal
                    Amount of        Converted    of Base
                    Base Rate        to Base Rate Rate Loans
Date                Loans            Loans        Repaid














(continued)

                    Amount of
                    Base Rate
                    Loans Con-                          Nota-
                    verted to      Unpaid Principal     tion
                    Eurodollar     Balance of           Made
Loans               Base Rate Loans                     By













                           Schedule B
                    to Revolving Credit Note



        LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS
                       OF EURODOLLAR LOANS

[CAPTION]


                                                  Interest
                                     Amount of    Period and
                    Amount of        Converted    Eurodollar
                    Eurodollar       to Euro-     Rate with
Date                Loans            dollar Loans Respect
                                                  Thereto














(continued)

                    Amount of      Amount of     Unpaid
                    Principal of   Eurodollar    Principal
                    Eurodollar     Loans Con-    Balance of
                    Loans Repaid   verted to     Euro-
                    Eurodollar     Base Rate     dollar
                    Loans          Loans         Loans

(continued)


                    Notation Made By




THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

                      REVOLVING CREDIT NOTE



$7,578,947.37                                   November 10, 1997


          FOR VALUE RECEIVED, the undersigned, GENCOR INDUSTRIES, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of Creditanstalt Bankverein (the "Lender") at the office of Credit Lyonnais New York Branch, located at 1301 Avenue of the Americas, New York, New York 10019, in lawful money of the United States of America and in immediately available funds, on the Termination Date the principal amount of seven million five hundred seventy eight thousand nine hundred forty seven and 37/100 dollars ($7,578,947.37), or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to subsection 3.1 of the Credit Agreement (as hereinafter defined). The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsections 5.2 and 5.4 of the Credit Agreement.

          The holder of this Note is authorized to record on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Revolving Credit Loan made by it pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto; provided that the failure to make any such recordation (or any error therein) shall not affect the obligations of the Borrower to repay the Revolving Credit Loans under the terms of the Credit Agreement or this Note.

          This Note (a) is one of the Revolving Credit Notes referred to in the Credit Agreement, dated as of December 10, 1996 and amended as of February 4, 1997 and October 15, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Gencor Industries, Inc., a Delaware corporation, as Borrower, the Lender, the other banks and financial institutions from time to time parties thereto, Credit Lyonnais New York Branch as the Issuing Bank for the Letters of Credit, and Credit Lyonnais New York Branch, as agent, (b) is subject to the provisions of the Credit Agreement, and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

          Upon the occurrence of any one or more of the Events of Default (as defined in the Credit Agreement), all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

          The Borrower hereby waives presentment, demand, protest and all other notices of any kind except as otherwise provided in the Credit Agreement.

          Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND
INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF
NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF PROVISIONS
THEREOF.

                                   GENCOR INDUSTRIES, INC.



                                   By:
                                   Name:
                                   Title:



















STATE OF                 )
                         )
COUNTY OF                )


          On the ____ day of October in the year 1997, before me personally came peraon sihning to me known to be the person described in and who executed the foregoinng instrument, and acknowledged that he excuted the same.



                                   ____________________________
                                   Notary Public











































                           Schedule A
                    to Revolving Credit Note



      LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS


[CAPTION]


                                                  Amount of
                                     Amount of    Principal
                    Amount of        Converted    of Base
                    Base Rate        to Base Rate Rate Loans
Date                Loans            Loans        Repaid














(continued)

                    Amount of
                    Base Rate
                    Loans Con-                          Nota-
                    verted to      Unpaid Principal     tion
                    Eurodollar     Balance of           Made
Loans               Base Rate Loans                     By













                           Schedule B
                    to Revolving Credit Note



        LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS
                       OF EURODOLLAR LOANS

[CAPTION]


                                                  Interest
                                     Amount of    Period and
                    Amount of        Converted    Eurodollar
                    Eurodollar       to Euro-     Rate with
Date                Loans            dollar Loans Respect
                                                  Thereto














(continued)

                    Amount of      Amount of     Unpaid
                    Principal of   Eurodollar    Principal
                    Eurodollar     Loans Con-    Balance of
                    Loans Repaid   verted to     Euro-
                    Eurodollar     Base Rate     dollar
                    Loans          Loans         Loans

(continued)


                    Notation Made By






THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

                      REVOLVING CREDIT NOTE



$16,433,198.39                                  November 10, 1997


          FOR VALUE RECEIVED, the undersigned, GENCOR INDUSTRIES, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of Credit Lyonnais New York Branch (the "Lender") at the office of Credit Lyonnais New York Branch, located at 1301 Avenue of the Americas, New York, New York 10019, in lawful money of the United States of America and in immediately available funds, on the Termination Date the principal amount of sixteen million four hundred thirty three thousand one hundred ninety eight and 39/100 dollars ($16,433,198.39), or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to subsection 3.1 of the Credit Agreement (as hereinafter defined). This Revolving Credit Note (this "Note") shall exist contemporaneously with another Revolving Credit Note (the "Atlanta Revolving Note") payable to the order of Credit Lyonnais Atlanta Agency issued pursuant to the terms of the Credit Agreement; provided, however, that the aggregate principal amount under both this Note and the Atlanta Revolving Note shall not exceed sixteen million four hundred thirty three thousand one hundred ninety eight and 39/100 dollars ($16,433,198.39) at any time.

          The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsections 5.2 and 5.4 of the Credit Agreement.

          The holder of this Note is authorized to record on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Revolving Credit Loan made by it pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto; provided that the failure to make any such recordation (or any error therein) shall not affect the obligations of the Borrower to repay the Revolving Credit Loans under the terms of the Credit Agreement or this Note.

          This Note (a) is one of the Revolving Credit Notes referred to in the Credit Agreement, dated as of December 10, 1996 and amended as of February 4, 1997 and October 15, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Gencor Industries, Inc., a Delaware corporation, as Borrower, the Lender, the other banks and financial institutions from time to time parties thereto, Credit Lyonnais New York Branch as the Issuing Bank for the Letters of Credit, and Credit Lyonnais New York Branch, as agent, (b) is subject to the provisions of the Credit Agreement, and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

          Upon the occurrence of any one or more of the Events of Default (as defined in the Credit Agreement), all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

          The Borrower hereby waives presentment, demand, protest and all other notices of any kind (except as otherwise provided in the Credit Agreement).

          Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND
INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF
NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF PROVISIONS
THEREOF.

                                   GENCOR INDUSTRIES, INC.



                                   By:
                                   Name:
                                   Title:










STATE OF                 )
                         )
COUNTY OF                )


          On the ____ day of November in the year 1997, before me personally came person signing to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same.


                              ___________________________________
                              Notary Public











































                           Schedule A
                    to Revolving Credit Note



      LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS


[CAPTION]


                                                  Amount of
                                     Amount of    Principal
                    Amount of        Converted    of Base
                    Base Rate        to Base Rate Rate Loans
Date                Loans            Loans        Repaid














(continued)

                    Amount of
                    Base Rate
                    Loans Con-                          Nota-
                    verted to      Unpaid Principal     tion
                    Eurodollar     Balance of           Made
Loans               Base Rate Loans                     By













                           Schedule B
                    to Revolving Credit Note



        LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS
                       OF EURODOLLAR LOANS

[CAPTION]


                                                  Interest
                                     Amount of    Period and
                    Amount of        Converted    Eurodollar
                    Eurodollar       to Euro-     Rate with
Date                Loans            dollar Loans Respect
                                                  Thereto














(continued)

                    Amount of      Amount of     Unpaid
                    Principal of   Eurodollar    Principal
                    Eurodollar     Loans Con-    Balance of
                    Loans Repaid   verted to     Euro-
                    Eurodollar     Base Rate     dollar
                    Loans          Loans         Loans

(continued)


                    Notation Made By




























































THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

                      REVOLVING CREDIT NOTE



$10,526,315.79                                  November 10, 1997


          FOR VALUE RECEIVED, the undersigned, GENCOR INDUSTRIES, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of BHF-Bank Aktiengesellschaft (the "Lender") at the office of Credit Lyonnais New York Branch, located at 1301 Avenue of the Americas, New York, New York 10019, in lawful money of the United States of America and in immediately available funds, on the Termination Date the principal amount of ten million five hundred and twenty six thousand three hundred and fifteen and 79/100 dollars ($10,526,315.79), or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to subsection 3.1 of the Credit Agreement (as hereinafter defined). The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsections 5.2 and 5.4 of the Credit Agreement.

          The holder of this Note is authorized to record on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Revolving Credit Loan made by it pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto; provided that the failure to make any such recordation (or any error therein) shall not affect the obligations of the Borrower to repay the Revolving Credit Loans under the terms of the Credit Agreement or this Note.

          This Note (a) is one of the Revolving Credit Notes referred to in the Credit Agreement, dated as of December 10, 1996 and amended as of February 4, 1997 and October 15, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Gencor Industries, Inc., a Delaware corporation, as Borrower, the Lender, the other banks and financial institutions from time to time parties thereto, Credit Lyonnais New York Branch as the Issuing Bank for the Letters of Credit, and Credit Lyonnais New York Branch, as agent, (b) is subject to the provisions of the Credit Agreement, and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

          Upon the occurrence of any one or more of the Events of Default (as defined in the Credit Agreement), all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

          The Borrower hereby waives presentment, demand, protest and all other notices of any kind except as otherwise provided in the Credit Agreement.

          Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND
INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF
NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF PROVISIONS
THEREOF.

                                   GENCOR INDUSTRIES, INC.



                                   By:
                                   Name:
                                   Title:



















STATE OF                 )
                         )
COUNTY OF                )


          On the ____ day of November in the year 1997, before me personally came person signing to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same.



                                   _______________________________
                                   Notary Public











































                           Schedule A
                    to Revolving Credit Note



      LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS


[CAPTION]


                                                  Amount of
                                     Amount of    Principal
                    Amount of        Converted    of Base
                    Base Rate        to Base Rate Rate Loans
Date                Loans            Loans        Repaid














(continued)

                    Amount of
                    Base Rate
                    Loans Con-                          Nota-
                    verted to      Unpaid Principal     tion
                    Eurodollar     Balance of           Made
Loans               Base Rate Loans                     By













                           Schedule B
                    to Revolving Credit Note



        LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS
                       OF EURODOLLAR LOANS

[CAPTION]


                                                  Interest
                                     Amount of    Period and
                    Amount of        Converted    Eurodollar
                    Eurodollar       to Euro-     Rate with
Date                Loans            dollar Loans Respect
                                                  Thereto














(continued)

                    Amount of      Amount of     Unpaid
                    Principal of   Eurodollar    Principal
                    Eurodollar     Loans Con-    Balance of
                    Loans Repaid   verted to     Euro-
                    Eurodollar     Base Rate     dollar
                    Loans          Loans         Loans

(continued)


                    Notation Made By




